UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                         Date of Report: August 7, 1998



                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




     DELAWARE                                                         51-0374887
(State  or  Other  Jurisdiction  of                             (I.R.S. Employer
Incorporation  or  Organization)                             Identification No.)


15501  NORTH  DIAL  BOULEVARD
     SCOTTSDALE,  ARIZONA                                             85260-1619
(Address  of  Principal  Executive  Offices)                          (Zip Code)


Registrant's  Telephone  Number,  Including  Area  Code  (602)  754-3425

ITEM  5.    OTHER  EVENTS.

On August 7, 1998, the Company issued a press release relating to its $75 million stock repurchase program and a declaration of its quarterly dividend, a copy of which is filed herewith as Exhibit 99.



ITEM  7.
     (C)  Exhibits
              (99) Press Release of the Company dated August 7, 1998.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    THE  DIAL  CORPORATION


    August  12,  1998


    \s\  Susan  J.  Riley
         Senior  Vice  President  and  Chief  Financial  Officer